Exhibit 4.1
                                                                -----------



      Number                          NTS                            Shares


   COMMON STOCK                                                  COMMON STOCK

                        NATIONAL TECHNICAL SYSTEMS, INC.

                                            SEE REVERSE FOR STATEMENTS RELATING
                                                    TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                                               CUSIP 638104 10 9





THIS CERTIFIES THAT



                                    SPECIMEN



IS THE RECORD HOLDER OF


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK WITHOUT PAR VALUE, OF

NATIONAL TECHNICAL SYSTEMS, INC., transferable on the share register of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

    Dated:


______________________     NATIONAL TECHNICAL SYSTEMS, INC. ____________________
SECRETARY                             SEAL                       PRESIDENT



                                  COUNTERSIGNED AND REGISTERED:
                                         U.S. STOCK TRANSFER CORPORATION
                                                   TRANSFER AGENT AND REGISTRAR

                                  BY
                                                           AUTHORIZED SIGNATURE

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common                           UNIF GIFT MIN ACT - _____________ Custodian _______________
                                                                                  (Cust)                    (Minor)
TEN ENT   - as tenants by the entireties                                          under Uniform Gifts to Minors
                                                                                       Act ____________________
JT TEN    - as joint tenants with right of survivorship                                           (State)
            and not as tenants in common
                                                           UNIF TRF MIN ACT - _____________ Custodian (until age _____)
                                                                                  (Cust)
                                                                              ________________ under Uniform Transfers
                                                                                   (Minor)
                                                                                   to Minors Act __________________
                                                                                                        (State)
                    Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated: _____________________

                              X  _______________________________________________

                              X  _______________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed


By___________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.